Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1650,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Arun Nayyar, President and Chief Executive Officer of NUVA PHARMACEUTICALS INC. (the “Company”), certify that to the best of my knowledge:

1.

the Annual Report on Form 20-F of the Company for the year ended June 30, 2013 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arun Nayyar

Arun Nayyar

Chief Executive Officer

January 12, 2014